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                                                                    EXHIBIT 10.2



                                    GUARANTY

                  THIS GUARANTY (this "Guaranty") dated as of June 14, 2000 by Vector Group Ltd., a Delaware corporation (the "Guarantor"), in favor of Gallaher Overseas (Holdings) Limited, a private limited company organized under the laws of England ("Buyer"),

                              W I T N E S S E T H:

                  WHEREAS, Brooke (Overseas) Ltd. ("Seller"), a Delaware corporation, and Buyer have entered into a Purchase and Sale Agreement dated as of June 14, 2000 (as the same may be amended, modified or supplemented from time to time, the "Purchase Agreement"), which contemplates the execution of this Guaranty;

                  WHEREAS, the Guarantor owns directly or indirectly all of the issued and outstanding stock of Seller; and

                  WHEREAS, the Guarantor will derive substantial direct and indirect benefit from the sale by Seller to Buyer of its entire interest in Western Tobacco Investments LLC, a Delaware limited liability company, pursuant to the Purchase Agreement;

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Buyer to enter into the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees as follows:

                  1.  DEFINITIONS.

                  Unless otherwise defined herein, any capitalized term used herein shall have the meaning ascribed to such term in the Purchase Agreement.

                  2.  GUARANTY.

                  2.1 GUARANTY UNCONDITIONAL. The Guarantor hereby unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety, to Buyer and its successors, indorsees, transferees and assigns the




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prompt and complete payment when due, and the prompt and complete performance when owing of each and every covenant, agreement and other obligation of Seller to be performed pursuant to the Purchase Agreement (the "Obligations").

                  2.2 NO SUBROGATION. Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by Buyer, the Guarantor shall not (a) be entitled to be subrogated to any of the rights of Buyer against Seller or any other guarantor or in any collateral security or guaranty or right of offset held by Buyer with respect to the payment or performance of any Obligations, or (b) seek any reimbursement or contribution from Seller or any other guarantor in respect of any payment, set-off or application of funds made by the Guarantor hereunder.

                  2.3 NO EFFECT ON GUARANTY. The obligations of the Guarantor under this Guaranty shall not be altered, limited, impaired or otherwise affected by:

                  (a) any rescission of any demand for payment or performance of any of the Obligations or any failure by Buyer to make any such demand on Seller or any other guarantor or to collect any payments from Seller or any other guarantor or any release of Seller or any other guarantor;

                  (b) any renewal, extension, modification, amendment, acceleration, compromise, waiver, indulgence, rescission, discharge, surrender or release, in whole or in part, of the Purchase Agreement or the Obligations or any other instrument or agreement evidencing, relating to, securing or guaranteeing any of the Obligations, or the liability of any party to any of the foregoing or for any part thereof or any collateral security therefor or guaranty thereof;

                  (c) the validity, regularity or enforceability of any of the Obligations or of the Purchase Agreement or any other instrument or agreement evidencing, relating to, securing or guaranteeing any of the Obligations at any time or from time to time held by Buyer;

                  (d) any failure by Buyer to protect, secure, perfect, record, insure or enforce any security document or collateral subject thereto at any time constituting security for the Obligations;





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                  (e) any act or omission of Buyer relating in any way to the
Obligations or to Seller, including, without limitation, any failure to bring an action against any party liable on the Obligations, or any party liable on any guaranty of the Obligations, or any party which has furnished security for the Obligations, or to apply any funds of any such party held by Seller, or to resort to any collateral or collateral of any other guarantor;

                  (f) any defense, set-off or counterclaim which may at any time be available to or be asserted by or on behalf of Seller or the Guarantor against Buyer or any circumstance which constitutes, or might be construed to constitute, an equitable or legal discharge of Seller or any other guarantor for any of the Obligations, in bankruptcy or in any other instance;

                  (g) any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Seller or any other guarantor or any defense which Seller or any other guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding; or

                  (h) any change, whether direct or indirect, in the Guarantor's relationship to Seller, including, without limitation, any such change by reason of any merger or any sale, transfer, issuance, or other disposition of any stock of Seller, the Guarantor or any other entity.

                  2.4 CONTINUING GUARANTY. This Guaranty shall be construed as a continuing, absolute and unconditional guaranty of payment and performance when due, and not of collection only, and the obligations of the Guarantor hereunder shall not be conditioned or contingent upon the pursuit by Buyer at any time of any right or remedy against Seller or against any other person or entity which may be or become liable in respect of all or any part of the Obligations or against any collateral security or guaranty therefor. This Guaranty shall remain in full force and effect until the Obligations shall have been satisfied by payment or performance in full or released by Buyer.

                  2.5 REINSTATEMENT OF GUARANTY. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of the Obligations is avoided, rescinded or must otherwise be restored or returned by Buyer to Seller or its representative or to any other




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guarantor for any reason including as a result of any insolvency, bankruptcy or reorganization proceeding with respect to Seller or the Guarantor, all as though such payment had not been made.

                  3. REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR. The Guarantor hereby represents and warrants to Buyer, as follows:

                  (a) The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of Delaware, with full corporate power and authority to execute and deliver this Guaranty and to perform its obligations hereunder.

                  (b) The execution, delivery and performance by the Guarantor of this Guaranty have been duly authorized by all necessary corporate action on the part of the Guarantor. This Guaranty has been duly and validly executed and delivered by the Guarantor. This Guaranty constitutes the valid and binding obligations of the Guarantor, enforceable in accordance with its terms, subject to the qualification, however, that the enforcement of the rights and remedies created hereby is subject to bankruptcy and other similar laws of general application relating to or affecting the rights and remedies of creditors and that the availability of the remedy of specific enforcement or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

                  (c) The execution, delivery and performance of this Guaranty by Guarantor do not and will not, with or without the giving of notice or the lapse of time, or both, violate, conflict with, result in the breach of or default under, or give rise to any right of termination, cancellation or acceleration of any obligation of any person or to the loss of any material right of any person under or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any pledge, lien, charge or other encumbrance upon any of the properties or assets of the Guarantor under, any of the terms, conditions or provisions of (1) the charter documents or by-laws of the Guarantor or (2) any covenant, agreement or understanding to which the Guarantor is a party or by which its properties or





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assets are bound, or (3) any order, ruling, decree, judgment, arbitration award, law, rule, permit, regulation or stipulation to which the Guarantor is subject, other than, in the case of clauses (2) and (3) above, any such items that, individually or in the aggregate, would not have a material adverse effect on the business, assets, financial condition, results of operations or prospects of the Guarantor.

                  (d) The Guarantor (i) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage, (ii) is able to pay its debts as they mature and (iii) owns property having a value, both at fair valuation and at present fair saleable value, greater than the total amount of the existing probable liability of the Guarantor on its debts and obligations as they become absolute and matured.

                  4. COVENANTS OF THE GUARANTOR. The Guarantor hereby agrees as follows:

                  (a) Subject to Section 4(b), the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence in accordance with its organizational documents and applicable laws.

                  (b) The Guarantor shall not consolidate with or merge into any other person or convey or transfer, or cause to be conveyed or transferred, in one or a series of transactions, all or substantially all of its business or assets, to any person or persons, unless the person formed by such consolidation or into which the Guarantor is merged or the person or persons acquiring by conveyance or transfer the business or assets of the Guarantor shall be duly organized and existing under the laws of the jurisdiction of its organization and shall expressly assume, by an instrument supplemental hereto, executed and delivered to Buyer prior to or contemporaneously with the consummation of such transaction, the performance of the obligations of the Guarantor under this Guaranty.

                  (c) The Guarantor also agrees that, from and after the date hereof, the covenants of Seller set forth in Section 4.10 of the Purchase Agreement shall be fully applicable to Guarantor and each of its subsidiaries and affiliates as if such entities were substituted for Seller throughout such
Section 4.10.

                  5. INDEMNITY. The Guarantor shall indemnify Buyer and its officers, directors, employees, representatives and agents from and against any and all damages, losses, liabilities, costs and expenses (including, without



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limitation, reasonable attorneys' fees and disbursements) arising out of or resulting from, or otherwise in connection with this Guaranty.

                  6. ELECTION OF REMEDIES. Each and every right, power and remedy herein given to Buyer, or otherwise existing, shall be cumulative and not exclusive, and be in addition to all other rights, powers and remedies now or hereafter granted or otherwise existing. Each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised, from time to time and as often and in such order as may be deemed expedient by Buyer.

                  7. EFFECT OF DELAY OR OMISSION TO PURSUE REMEDY. No single or partial waiver by Buyer of any right, power or remedy, or delay or omission by Buyer in the exercise of any right, power or remedy which it may have shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing. Any waiver given by Buyer of any right, power or remedy in any one instance shall only be effective in that specific instance and only for the purpose for which given, and will not be construed as a waiver of any right, power or remedy on any future occasion.

                  8. GUARANTOR'S WAIVERS. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by Buyer upon this Guaranty or acceptance of this Guaranty; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted, incurred, renewed, extended, amended or waived in reliance upon this Guaranty, and all dealings between the Guarantor and Buyer shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. The Guarantor waives presentment, demand, notice, and protest of all instruments included in or evidencing any of the Obligations and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of any such instrument or this Guaranty.

                  9. AMENDMENT. This Guaranty may not be modified, amended, terminated or revoked, in whole or in part, except by an agreement in writing signed by Buyer and the Guarantor. No waiver of any term, covenant or provision



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of this Guaranty, or consent given hereunder, shall be effective unless given in writing by Buyer.

                  10. NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been sufficiently given to any party hereto if personally delivered or if sent by telecopy, or by registered or certified mail, return receipt requested, or by recognized courier service, postage or other charges prepaid, addressed as follows:

                  (a)  If to the Guarantor:

                  Vector Group Ltd.
                  100 S.E. Second Street, 32nd Floor
                  Miami, Florida  33131
                  United States of America
                  Fax:  1 (305) 579-8009
                  Attention:  Richard Lampen

         with a copy to:

                  Coudert Brothers
                  1114 Avenue of the Americas
                  New York, New York  10036
                  United States of America
                  Fax:  1 (212) 626-4120
                  Attention:  Clyde E. Rankin, III

                  (b) If to Buyer:

                  Gallaher Overseas (Holdings) Ltd.
                  Members Hill
                  Brooklands Road
                  Weybridge
                  Surrey KT  130QU
                  United Kingdom
                  Fax:  44 (0)1 932 832 508
                  Attention:  Corporate Secretary and
                              Christopher T. Fielden

         with a copy to:

                  Chadbourne & Parke LLP
                  30 Rockefeller Plaza
                  New York, New York 10112
                  United States of America
                  Fax:  1 (212) 541-5369
                  Attention:  A. Robert Colby






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         and with a copy to:

                  Simmons & Simmons
                  21 Wilson Street
                  London EC2M 2TX
                  United Kingdom
                  Fax: 44 (0)20 7628 2070
                  Attention: Ken Woffenden

or to such other address as may be specified from time to time by the Guarantor or Buyer in a notice to the other party given as herein provided. Such notice or communication will be deemed to have been given as of the date so personally delivered, telecopied, or when received if sent by mail or by courier.

                  11. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon and shall inure to the benefit of the Guarantor and Buyer and their respective successors and permitted assigns. Notwithstanding the foregoing, except as permitted by Section 4(b) the Guarantor shall not have the right to assign its rights or obligations hereunder (whether by operation of law or otherwise) without the prior written consent of Buyer. Buyer may, in its sole discretion, assign this Guaranty to a permitted assignee of its rights under the Purchase Agreement.

                  12. SECTION HEADINGS. The section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  13. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                  14. CONSENT TO JURISDICTION. Guarantor irrevocably submits to the jurisdiction of (a) the Supreme Court of the State of New York, New York County, and (b) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Guaranty. Any action, suit or proceeding relating hereto may be commenced either in the United States District Court for the Southern District of New York or if such suit, action or other proceeding may not be brought in







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such court for jurisdictional reasons, in the Supreme Court of the State of New
York, New York County. Guarantor further agrees that service of any process, summons, notice or document by hand delivery or U.S. or foreign registered mail to Guarantor's address set forth in Section 10 hereof shall be effective service of process for any action, suit or proceeding brought against Guarantor in any such court. Guarantor irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Guaranty in (i) the Supreme Court of the State of New York, New York County, or
(ii) the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

                  15. WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH THIS GUARANTY.

                  16. SEVERABILITY. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of Buyer in order to carry out the provisions hereof. The invalidity or unenforceability of any provision of this Guaranty in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

                  IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered on its behalf as of the date first written above.

                                            VECTOR GROUP LTD.

                                            By /s/ RICHARD J. LAMPEN
                                               --------------------------------
                                                Name:  Richard J. Lampen
                                                Title: Executive Vice-President





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